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   Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Daniel T. Geraci, President and Chief Executive Officer of The Zweig Total Return Fund, Inc. (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 1, 2005                    /s/ Daniel T. Geraci
                                           -------------------------------------
                                           Daniel T. Geraci, President and Chief
                                           Executive Officer
                                           (principal executive officer)

I, Nancy G. Curtiss, Treasurer of The Zweig Total Return Fund, Inc. (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2005                    /s/ Nancy G. Curtiss
                                           -------------------------------------
                                           Nancy G. Curtiss, Treasurer
                                           (principal financial officer)